UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 28, 2008 (November 25, 2008)

SHERMEN WSC ACQUISITION CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-52642	20-4755936
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o The Shermen Group, 230 Park Avenue, Suite 1000 New York, NY		10169
(Address of Principal Executive Offices)		(Zip Code)

(212) 300-0020

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name of Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

General

On November 25, 2008, Shermen WSC Acquisition Corp. (the “Company”) entered into a Transaction Agreement (the “Transaction Agreement”) with Terminal Merger Sub LLC, a newly formed, wholly owned subsidiary of the Company (“Terminal Merger Sub”), Feed Merger Sub LLC, a newly formed, wholly owned subsidiary of the Company (“Feed Merger Sub”), ED&F Man Holdings Limited (“ED&F”), Westway Holdings Corporation, an indirect wholly owned subsidiary of ED&F (“ED&F Sub”), Westway Terminal Company Inc. (“Westway Terminal”) and Westway Feed Products, Inc. (“Westway Feed”), pursuant to which the Company will acquire from ED&F its bulk liquid storage and liquid animal feed supplement businesses (the “Businesses”).

Upon the closing under the Transaction Agreement, as consideration for the sale of the Businesses, ED&F will receive approximately $103 million in cash and ED&F Sub will receive (i) approximately 7.4 million shares of the Company’s newly created Series A Preferred Stock (“Series A Preferred Stock”) and (ii) up to 24.3 million newly issued shares of Company common stock, subject to the adjustments described below.  In addition, approximately 12.2 million shares of Series A Preferred Stock will be issued in the name of ED&F Sub but placed into escrow, to be released to ED&F Sub only upon the achievement by the Company of certain performance targets.  Immediately following the completion of the transaction, the Company will be renamed Westway Group, Inc.

The Transaction Agreement

Set forth below is a summary of the material terms of the Transaction Agreement, a copy of which will be filed as an exhibit to an amendment to this Current Report on Form 8-K.   This summary is qualified in its entirety by reference to the Transaction Agreement and the Ancillary Agreements and other documents referred to therein.

Structure of the Transaction

Westway Terminal Company Inc., an indirect wholly owned subsidiary of ED&F, will be merged with and into Terminal Merger Sub, with Terminal Merger Sub continuing as the surviving entity, and Westway Feed Products, Inc., an indirect wholly owned subsidiary of ED&F, will be merged with and into Feed Merger Sub, with Feed Merger Sub continuing as the surviving entity.  ED&F will sell or cause its affiliates to sell to the Company all of the outstanding equity securities of the other subsidiaries of ED&F (identified as Purchased Companies in the Transaction Agreement) that engage in the Businesses.  We refer to these mergers and acquisitions collectively as the “Transaction.”  We refer to the Company, Terminal Merger Sub and Feed Merger Sub collectively as the “Shermen Parties.”  We refer to ED&F and ED&F Sub collectively as the “ED&F Parties.”

Consideration

Upon the closing of the Transaction:

•              ED&F will receive approximately $103 million; and

•              ED&F Sub will receive approximately 7.4 million shares of Series A Preferred Stock and up to 24.3 million shares of Company common stock, subject to the possible adjustment described below.

The number of shares of Company common stock issuable to ED&F Sub will be decreased, with a corresponding increase in the number of shares of Series A Preferred Stock issuable to ED&F Sub in accordance with the formula set forth in the Transaction Agreement, if and to the extent that, at the closing, ED&F and its affiliates would beneficially own more than 49.5% of the outstanding shares of the Company’s common stock.

The consideration payable at the closing with respect to the Transaction is also subject to certain adjustments relating to the net indebtedness, net working capital and capital expenditures of the Businesses.

The Company has agreed to enter into an amended and restated escrow agreement (the “Escrow Agreement”) with Shermen WSC Holding LLC, (the “Sponsor”), Westway Holdings Corporation, the Initial Stockholders (as defined therein) and Continental Stock Transfer and Trust Company, as the escrow agent thereunder, at the closing pursuant to which, as previously stated, approximately 12.2 million additional shares of Series A Preferred Stock will be issued in the name of ED&F Sub but will be placed into escrow, to be released to ED&F Sub only upon the achievement by the Company of certain performance targets that are more fully described in the press release included as Exhibit 99.1 to this Current Report on Form 8-K.

Exchange of Sponsor Stock for Warrants and other Securities and Retention of Shares in Escrow

The Company has agreed to enter into a Stock Exchange Agreement with the Sponsor, pursuant to which, concurrently with the closing of the Transaction, the Sponsor will exchange 1.1 million shares of the Company’s common stock it currently owns for (i) 60,000 newly issued shares of Series A Convertible Preferred Stock, (ii) 40,000 newly issued shares of the Company’s common stock and (iii) warrants to acquire 1.0 million shares of the Company’s common stock at an exercise price of $5.00 per share (exercisable over four years after the closing).

Pursuant to the Escrow Agreement, of the remaining 4.69 million shares of the Company’s common stock (after giving effect to the above described exchange) held by the Sponsor, 2.875 million will be retained in escrow beyond the six-month period, and will only be released, in up to three increments, upon the Company’s achievement of the performance targets applicable to the release of the escrowed shares of Series A Preferred Stock to ED&F Sub.

Company Proxy Statement and Stockholders’ Meeting

The Company has agreed to prepare and file a proxy statement with the U.S. Securities and Exchange Commission and any other filing required under the securities laws or any other federal, foreign or blue sky laws, and to call and hold a meeting of its stockholders for the purpose of seeking the approval of the transaction by its stockholders.  ED&F has agreed to provide information with respect to the Businesses in the proxy statement.

Trust Waiver

ED&F and any affiliated entities have agreed to waive any rights to make claims against the trust account established for the benefit of the Company, certain of its stockholders and the underwriters of the initial public offering for any monies in the trust account as a result of any claims against the Company arising from the Transaction Agreement or otherwise.

Closing Conditions

The obligations of each of the Company and ED&F to complete the Transaction are subject to the satisfaction at or prior to the closing date of various conditions, including:

•                  the entering into of a credit facility under which the Company and/or one or more of its subsidiaries will be borrowers;

•                  the approval of the transaction by the stockholders of the Company;

•                  holders of less than 40% of the Company’s shares issued in the Company’s initial public offering and outstanding immediately before the closing exercising their rights to convert their shares into a pro rata share of the Company’s trust account, as permitted under the Company’s Certificate of Incorporation;

•                  the performance by the parties in all material respects of their respective obligations under the Transaction Agreement;

•                  the accuracy of the representations and warranties of the parties to the Transaction Agreement;

•                  the expiration of the waiting period under the Hart-Scott Rodino Antitrust Improvements Act; and

•                  other customary conditions to closing.

Board of Directors; Officers

Upon the completion of the transaction, the number of members of the Board of Directors will be increased to seven.  ED&F will initially be entitled to elect three of the seven members of the Company’s Board of Directors.  ED&F’s right to elect directors is subject to adjustment depending on the number of shares of the Company’s common stock that ED&F and its affiliates own from time to time thereafter.

Dividend

The Company has agreed to pay to holders of its common stock a special dividend immediately after the closing of the Transaction of $1.00 per share.  This dividend will not be payable to ED&F Sub on the shares it receives on the closing date and the Sponsor has agreed to waive its right to receive this dividend.

Representations, Warranties and Covenants; Indemnification

The Transaction Agreement contains customary representations, warranties and covenants of the parties.  Subject to certain exceptions, the representations and warranties of the parties contained in the Transaction Agreement will survive until the first anniversary of the closing of the Transaction.  The covenants of the parties contained in the Transaction Agreement that are to be fully performed at or prior to the closing will expire at closing, and those that will not be fully performed at the time of the closing will survive for six months after the date by which they are to be performed or complied with.

The ED&F Parties, on the one hand, and the Shermen Parties, on the other hand, each will indemnify the other for certain matters, including the inaccuracy of representations and warranties, the breach of any covenant and other matters specified in the Transaction Agreement.  Subject to certain exceptions (including as to tax matters and certain “fundamental” representations and warranties as to the ED&F Parties’ capacity to enter into the transaction and ownership of the Purchased Companies), the ED&F Parties will have no indemnification obligation except to the extent the aggregate amount of the losses for which indemnification is sought exceeds $7,000,000.  The ED&F Parties’ aggregate indemnification liability is subject to a cap of $30,000,000, subject to certain exceptions where no cap applies (including as to tax matters, the accuracy of information provided by ED&F for inclusion in the proxy statement and the breach of certain “fundamental” representations and warranties) and, in the case of certain specified environmental matters, where a cap of $103,000,000 applies.

Termination

The Transaction Agreement may be terminated by ED&F or the Company:

•                  if, at the Company’s stockholders’ meeting called to vote upon the transaction, the transaction fails to be approved and adopted by the affirmative vote of the holders of Company common stock as required by its certificate of incorporation, or if holders of 40% or more of the shares of Company common stock issued in its initial public offering elect to convert their shares into cash in accordance with the Company’s certificate of incorporation;

•                  if the Transaction is not consummated on or before May 30, 2009; or

•                  under other customary circumstances.

Other Agreements

The Transaction Agreement provides that at the closing of the Transaction, the Company and ED&F or their respective affiliates will enter into certain Ancillary Agreements, including but not limited to a Stockholder’s Agreement between the Company and ED&F Sub providing among other things that for so long as ED&F and its affiliates own at least 20% of the Company’s outstanding equity, the Company and its subsidiaries may not take certain actions without first obtaining ED&F’s written consent, and a Registration Rights Agreement between the Company and ED&F Sub that will give ED&F and its affiliate certain customary rights to register their shares of the Company’s common stock and the shares of common stock into which their shares of Series A Preferred Stock are convertible.

In addition, concurrently with the closing of the Transaction, affiliates of each of the Company and ED&F will be entering into strategic agreements establishing the Westway Group as ED&F Man’s preferred supplier of bulk liquid storage services and ED&F Man as the Westway Group’s exclusive supplier of offshore cane molasses for its liquid animal feed supplement business.  ED&F and the Company will also enter into a shared services agreement pursuant to which ED&F and its affiliates will provide certain services to the Company and its affiliates as part of the transition of the Businesses into a stand-alone operating business separate from ED&F.

For other information regarding the Transaction, see the press release filed with this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities

At closing, the Company will issue to ED&F Sub up to 24.3 million shares of its common stock and up to 16 million shares of Series A Preferred Stock.  In addition, 12.2 million shares of Series A Preferred Stock will be issued in the name of ED&F Sub but held in escrow, to be released to ED&F Sub only upon the achievement by the Company of certain share price or EBITDA targets.  The shares will be issued in a private placement not involving a public offering under the Securities Act of 1933 pursuant to Section 4(2) of the Securities Act of 1933 and/or Regulation D promulgated under the Securities Act of 1933.  The Company has not engaged in general solicitation or advertising with regard to the issuance of its shares of common stock and has not offered securities to the public in connection with this issuance.

Item 7.01 Regulation FD Disclosure

The Company issued a press release on November 25, 2008, a copy of which is attached as Exhibit 99.1 to this report and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(d)	Exhibits:

	Exhibit 99.1	Press Release of Shermen WSC Acquisition Corp., dated November 25, 2008

Where to Find Additional Information

The Company intends to file with the SEC a preliminary proxy statement in connection with the proposed transaction and to mail a definitive proxy statement and other relevant documents to Company stockholders. Stockholders of the Company and other interested persons are advised to read, when available, the Company’s preliminary proxy statement, and amendments thereto, and definitive proxy statement in connection with the Company’s solicitation of proxies for the special meeting to be held to approve the transaction because these proxy statements will contain important information about ED&F, the Company and the proposed transaction.  The definitive proxy statement will be mailed to stockholders as of a record date to be established for voting on the merger. Stockholders will also be able to obtain a copy of the preliminary and definitive proxy statements, without charge, once available, at the SEC’s Internet site at http://www.sec.gov or by directing a request to: Shermen WSC Acquisition Corp., c/o The Shermen Group, 230 Park Avenue, Suite 1000 New York, NY  10169, telephone (212) 300-0020.  The proxy statements or applicable parts of such statements may also be notified to the public in accordance with the rules of the Over-the-Counter Bulletin Board.

The Company and its directors and officers may be deemed participants in the solicitation of proxies from the Company’ stockholders. A list of the names of those directors and officers and descriptions of their interests in the Company is contained in the Company’s prospectus dated May 24, 2007, which is filed with the SEC, and will also be contained in the Company’s proxy statement when it becomes available. The Company’s stockholders may obtain additional information about the interests of its directors and officers in the transactions by reading the Company’ proxy statement when it becomes available.

Cautionary Statements Regarding Forward-Looking Statements

Certain statements in this communication regarding the proposed transactions between the Company and ED&F and any other statements relating to future results of ED&F and the Company (including certain projections and business trends, and statements which may be identified by the use of the words “may”, “intend”, “expect” and like words) constitute “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995.  Actual results may differ materially from those projected as a result of certain risks and uncertainties.  For ED&F, these risks and uncertainties include, but are not limited to the Businesses’ ability to remain competitive; their ability to maintain their relationships with customers and suppliers; their ability to remain competitive with respect to prices; the ability to retain management and key personnel, and others.  For the Company, factors include, but are not limited to: the successful combination of the Company with the Businesses, the ability to retain key personnel and the ability to achieve stockholder and regulatory approvals and to successfully close the transaction.  For the Company, factors include, but are not limited to: the successful combination of the Company with the acquired businesses, the ability to retain key personnel and the ability to achieve stockholder and regulatory approvals and to successfully close the transaction.  Additional information on these and other factors that may cause actual results and Renaissance’s performance to differ materially is included in the Company’s periodic reports filed with the SEC, including but not limited to the Company’s Form 10-K for the year ended December 31, 2007 and subsequent Forms 10-Q.  Copies may be obtained by contacting the Company or the SEC.  The Company cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made.  The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in their expectations or any change in events, conditions or circumstance on which any such statement is based.  These forward-looking statements are made only as of the date hereof, and the Company undertakes no obligations to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 28, 2008	SHERMEN WSC ACQUISITION CORP.

	By:	/s/ Francis P. Jenkins, Jr.
Name: Francis P. Jenkins, Jr.
Title: Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of Shermen WSC Acquisition Corp., dated November 25, 2008